Exhibit 10.1

AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AND AMENDMENT NUMBER TWO TO AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AND AMENDMENT NUMBER TWO TO AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”), dated as of July 9, 2012, is entered into by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each as a “Lender”, and, collectively, the “Lenders”), WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), HAWAIIAN HOLDINGS, INC., a Delaware corporation (“Parent”), HAWAIIAN AIRLINES, INC., a Delaware corporation (“Borrower”), and AIRLINE CONTRACT MAINTENANCE AND EQUIPMENT, INC., a Delaware corporation (“ACME”), and in light of the following:

W I T N E S S E T H

WHEREAS, Parent, Borrower, Lenders, and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Parent, Borrower, Acme, and Agent are parties to that certain Amended and Restated Security Agreement, dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, Parent and Borrower have informed Agent that an Event of Default has occurred and is continuing under Section 8.2(a) of the Credit Agreement (the “Designated Event of Default”), as a result of the Loan Parties having, prior to the date hereof, cash and Cash Equivalents and other amounts in Deposit Accounts and Securities Accounts, in each case, not located in the United States and not subject to a perfected Lien in favor of Agent, in excess of the amount permitted pursuant to Section 6.11(b)(ii) of the Credit Agreement (prior to the amendments contained herein);

WHEREAS, Parent and Borrower have requested that the Lender Group agree to make certain amendments to the Credit Agreement and waive the Designated Event of Default;

WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Parent’s and Borrower’s requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Defined Terms.  All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto), as amended hereby.

2.                                      Amendments to Credit Agreement.

(a)                                 Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clause (j) of the definition of “Permitted Indebtedness” as follows:

“(j)  the incurrence by Parent or its Subsidiaries of Indebtedness under Hedge Agreements that are entered into for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with Parent’s and its Subsidiaries’ operations and not for speculative purposes, and”

(b)                                 Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clause (w) of the definition of “Permitted Liens” as follows:

“(w) Liens on deposits of cash, which Liens secure Borrower’s obligations in connection with Hedge Agreements permitted pursuant to clause (j) of the definition of Permitted Indebtedness that are entered into with highly rated banks with a minimum long term credit ratings of both “A-” or higher from S&P and “A3” or higher from Moody’s on the trade date of the relevant transaction, provided, however, that the aggregate amount of cash deposits to secure such obligations shall not, as of the date of incurrence of any such Lien, exceed (i) if, as of such date, Parent and its Subsidiaries have less than $250,000,000 of Qualified Cash, $10,000,000, (ii) if, as of such date, Parent and its Subsidiaries have $250,000,000 or more, but less than $350,000,000, of Qualified Cash, $30,000,000, or (iii) if, as of such date, Parent and its Subsidiaries have $350,000,000 or more of Qualified Cash, $40,000,000 (the cash deposits set forth in this clause (w), the “Permitted Hedge Restricted Cash”).”

(c)                                  Schedule 1.1 to the Credit Agreement is hereby amended by adding the following new definition in proper alphabetical order:

““Permitted Hedge Restricted Cash” has the meaning specified therefor in clause (w) of the definition of “Permitted Liens”.”

(d)                                 Section 6.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)                           Other than, as of any date of determination:

(i) an aggregate amount not to exceed $2,000,000 at any one time in cash and Cash Equivalents or other amounts credited to Deposit Accounts and Securities Accounts, in each case, located in the United States,

(ii) for more than 2 Business Days an aggregate amount not to exceed, when taken together with any amount located in the United States and not subject to a Control Agreement in reliance on Section 6.11(b)(i) above, (A) if, as of such date of determination, Parent and its Subsidiaries have less than $250,000,000 of Qualified Cash, $5,000,000 (calculated at then current exchange rates), (B) if, as of such date of determination, Parent and its Subsidiaries have $250,000,000 or more, but less than $350,000,000, of Qualified Cash, $10,000,000 (calculated at then current exchange rates), or (C) if, as of such date of determination, Parent and its Subsidiaries have $350,000,000 or more of Qualified Cash, $15,000,000 (calculated at then current exchange rates), in each case, at any one time in cash and Cash Equivalents and other amounts credited to Deposit Accounts and Securities Accounts, in each case, not located in the United States,

(iii) amounts credited to Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Parent’s or its Subsidiaries’ employees, or

(iv)  Permitted Hedge Restricted Cash; provided that (A) the aggregate amount of such Permitted Hedge Restricted Cash does not exceed the amount permitted pursuant to clause (w) of the definition of Permitted Liens, and (B) such Permitted Hedge Restricted Cash is serving as cash collateral for Indebtedness permitted pursuant to clause (j) of the definition of Permitted Indebtedness, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless Parent or its Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent’s Liens in such Permitted Investments; provided that none of Parent or any of its Subsidiaries shall have Permitted Investments in Deposit Accounts or Securities Accounts at Morgan Stanley DWC Inc. or any of its Affiliates unless Parent or such Subsidiary, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments in order to perfect (and further establish) the Agent’s Liens in such Permitted Investments.  Subject to the foregoing proviso and except as provided in Section 6.11(b)(i), (ii), (iii), and (iv), Parent shall not and shall not permit its Subsidiaries to establish or maintain any Deposit Account or Securities Account unless Agent shall have received a Control Agreement in respect of such Deposit Account or Securities Account.”

(d)                                 Section 12 of the Credit Agreement is hereby amended by inserting subclauses (e) and (f) immediately following subclause (d) thereof in their entirety as follows:

“(e)  NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT, THE SWING LENDER, ANY OTHER LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f)   IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO OR ANY PARTY TO ANY OTHER LOAN DOCUMENT (INCLUDING ANY GUARANTOR)  IN CONNECTION WITH ANY CLAIM RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND THE WAIVER SET FORTH IN CLAUSE (C) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i)                                     WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1.  THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE.  VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii)                                  THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS).  THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) - (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii)                               UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE.  IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B).  THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW.  PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(iv)                              EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING.  ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT.  THE PARTY

MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v)                                 THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES.  THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi)                              THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW.  THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT.  THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.  THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(vii)                           THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.”

3.                                      Amendments to Security Agreement.  The Security Agreement is hereby amended by amending and restating the last paragraph of Section 2 thereof as follows:

“Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the term “Collateral” shall not include:

(i)                                     voting Stock of any CFC, solely to the extent that such Stock represents more than 65% of the outstanding voting Stock of such CFC; provided that the foregoing exclusion shall in no way be construed to limit, impair, or otherwise affect Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (A) monies due or to become due under or in connection with any such Stock, or (B) any proceeds from the collection, sale, license, lease, or other dispositions of any such Stock;

(ii)                                  any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property (including any Gates, Routes, or Slots) of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law or regulation with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under such regulation or under the terms of such contract, lease, permit, license, or license agreement; provided that the foregoing exclusion shall in no way be construed (A) to apply to the extent that any described prohibition or restriction is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law or regulation, (B) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract, lease, permit, license, or license agreement or under applicable law or regulation, or (C) to limit, impair, or otherwise affect Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, or license agreement (including any Accounts or Stock), or (2) any proceeds from the collection, sale, license, lease, or other dispositions of any such contract, lease, permit, license, or license agreement;

(iii)                               any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral;

(iv)                              any General Intangibles consisting of any Grantor’s rights or interest in any airport or fueling consortia to the extent that the agreement governing such Grantor’s rights or interest with respect to such airport or fueling consortia prohibits the grant of a security interest or lien therein; provided that the foregoing exclusion shall in no way be construed (A) to apply to the extent that any such described prohibition or restriction is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law or regulation, (B) to apply when such prohibition or restriction is no longer in effect, (C) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such agreement governing such Grantor’s rights or interests with respect to such airport or fueling consortia, or (D) to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due in respect of any such rights or interest in any airport or fueling consortia, or (2) any proceeds from the collection, sale, license, lease, or other dispositions of any such rights or interest in any airport or fueling consortia;

(v)                                 any (x) goods, (y) accessions, fixtures, and attachments to such goods, including parts and Engines, or (z) in connection with Purchase Money Indebtedness used to purchase or acquire Aircraft or Engines, property reasonably related or appurtenant to the Aircraft or Engines, as applicable, purchased or acquired and which is customarily subjected to similar purchase money Liens under customary Aircraft or Engine, as applicable, purchase money financing arrangements (but excluding in each case, Receivables from Borrower’s carriage of passengers or cargo) (any of the property described in clause (x) through (z) of this clause (v) are referred to hereinafter as the “PMSI Assets”), which PMSI Assets are the subject of a Lien that qualifies as a Permitted Lien under clause (d), (f) or (v) of the definition of Permitted Liens set forth in the Credit Agreement or, to the extent that such Lien is a replacement of a Permitted Lien permitted by clause (d), (f) or (v) of the definition of Permitted Liens set forth in the Credit Agreement in connection with Refinancing Indebtedness of such Permitted Indebtedness secured by such a Permitted Lien, a Lien that qualifies as a Permitted Lien under clause (n) of the definition of Permitted Liens set forth in the Credit Agreement, and the proceeds, substitutions and replacements of such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines), in each case, to the extent that the contract governing such Indebtedness expressly prohibits the grant of a security interest or lien (other than the security interest or lien securing such Indebtedness) on such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines), and the proceeds, substitutions and replacements of such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines); provided that the foregoing exclusion shall in no way be construed (A) to apply when such prohibition or restriction is no longer in effect, (B) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract governing such Indebtedness, or (C) to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such PMSI Assets (and any accessions, fixtures, and attachments thereto, including parts and Engines), to the extent not covered, or to the extent permitted if covered, by the Permitted Lien securing such Indebtedness);

(vi)                              any rights to payment that Borrower has from or deposits that Borrower has made to (x) any Person which has issued a VISA International, VISA U.S.A., or MasterCard credit card or debit card and which right to payment or deposit is the result of transactions involving the use of credit cards or debit cards by Borrower’s customers, in each case, which credit card or debit card transactions are processed by U.S. Bank, National Association pursuant to the terms of any of the US Bank Agreements, or (y) any intermediary between such Person and U.S. Bank, National Association assisting in processing such transactions and which right to payment or deposit is the result of such transactions, in the case of each of clauses (x) and (y), if the grant of a security interest or lien therein is prohibited under the terms of any of the US Bank Agreements (as in effect on the date hereof) and such prohibition has not been waived or the consent of U.S. Bank, National Association has not been obtained; provided that the foregoing exclusion shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law or regulation, (B) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such US Bank Agreement, or (C) to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of Borrower in or to any proceeds from the collection, sale, license, lease, or other disposition of any such rights to payment or deposits;

(vii)                           Borrower’s contract rights in and to any agreement between Borrower and Airbus S.A.S. relative to the purchase of Aircraft from Airbus S.A.S. solely to the extent that (x) such contract rights are subject to a Lien permitted pursuant to clause (u) of the definition of Permitted Liens set forth in the Credit Agreement and (y) the contract governing the Indebtedness secured by such Lien expressly prohibits the grant of a security interest or lien (other than the security interest or lien securing such Indebtedness) on such contract rights; provided that the foregoing exclusion shall in no way be construed (A) to apply when such prohibition or restriction is no longer in effect, (B) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract governing such Indebtedness, or (C) to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such contract rights, to the extent not covered, or to the extent permitted if covered, by such Permitted Lien securing such Indebtedness;

(viii)                        to the extent that such deposits of cash constitute property of Borrower, (x) cash security deposits made in the ordinary course of business pursuant to the terms of (1) financing agreements with respect to Permitted Purchase Money Indebtedness in connection with the acquisition of Aircraft or Engines, or (2) lease agreements with respect to operating leases in connection with the leasing of Aircraft or Engines, in each case, which cash security deposits are (I) made at the time of entering into such financing agreements or lease agreements, as applicable, (II) made at or prior to receipt by Borrower of delivery of the applicable Aircraft or Engines that are the subject of the applicable financing agreement or lease agreement, or (III) so long as the aggregate amount of such deposits for any such lease agreement or financing agreement do not exceed an amount equal to three months of regularly scheduled payments due under such lease agreement or financing agreement, delivered as security during the term of the applicable financing agreement or lease agreement, or (y) cash deposits consisting of maintenance reserves which deposits are made in the ordinary course of business pursuant to the terms of (1) financing agreements with respect to Permitted Purchase Money Indebtedness in connection with the acquisition of Aircraft or Engines, or (2) lease agreements with respect to operating leases in connection with the leasing of Aircraft or Engines, in each case, which maintenance reserves are with respect to future maintenance requirements for such Aircraft or Engines, in the case of each of clauses (x) and

(y), if, and to the extent that, the grant of a security interest or lien therein is prohibited under the terms of the contract governing such Permitted Purchase Money Indebtedness or operating lease and such prohibition has not been waived or the consent of the other party to such contract has not been obtained; provided that the foregoing exclusion shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law or regulation, (B) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract, or (C) to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of Grantor in or to any proceeds from the collection, sale, license, lease, or other disposition of any such deposits;

(ix)                              Borrower’s contractual rights to purchase the Aircraft to be purchased from Airbus S.A.S. or its affiliates (including, without limitation, Borrower’s right to purchase such Aircraft and all related warranties, indemnities and service life policies with respect to such Aircraft and the Engines related to such Aircraft pursuant to any agreement between Borrower and Airbus S.A.S. or its affiliates or any agreement between Borrower and Rolls-Royce plc, Rolls-Royce TotalCare Limited, or any of their affiliates) solely to the extent that (x) such contract rights are subject to a Lien permitted pursuant to clause (z) of the definition of Permitted Lien, (y) such contract rights are the subject of a Permitted Sale-Leaseback Transaction, and (z) the contract governing the Permitted Sale-Leaseback Transaction expressly prohibits the grant of a security interest or lien on such contractual rights (provided, that, (A) the foregoing exclusions of this clause (ix) shall in no way be construed (1) to apply when such prohibition or restriction is no longer in effect, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract governing such Permitted Sale-Leaseback Transaction and (B) the foregoing exclusions of this clause (ix) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such contract rights, to the extent not covered, or to the extent permitted if covered, by the contract governing such Permitted Sale-Leaseback Transaction); or

(x)                                 Permitted Hedge Restricted Cash; provided that (x) the aggregate amount of such Permitted Hedge Restricted Cash does not exceed the amount permitted pursuant to clause (w) of the definition of Permitted Liens set forth in the Credit Agreement, (y) such Permitted Hedge Restricted Cash is serving as cash collateral for Indebtedness permitted pursuant to clause (j) of the definition of Permitted Indebtedness set forth in the Credit Agreement, and (z) the grant of a security interest or lien in such Permitted Hedge Restricted Cash is prohibited under the terms of the applicable Hedge Agreement and such prohibition has not been waived or the consent of the third party to the applicable Hedge Agreement has not been obtained; provided that the foregoing exclusion shall in no way be construed (A) to apply to the extent that any described prohibition is unenforceable or ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law or regulation, (B) to apply to the extent that any consent or waiver has been obtained that would permit Agent’s security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such Hedge Agreement, or (C) to limit, impair, or otherwise affect Agent’s continuing security interest in and liens upon any rights or interest of any Grantor in or to any proceeds from the collection, sale, license, lease, or other disposition of any such Permitted Hedge Restricted Cash to the extent the grant of a security interest or lien in such proceeds is not prohibited pursuant to such Hedge Agreement.

The foregoing to the contrary notwithstanding, the exclusions in clauses (i) through (x) of this paragraph do not, are not intended to, and shall not, under any circumstances, be deemed to operate to exclude from the definition of “Collateral” any assets that at any time were designated as Eligible Available Aircraft, Eligible Accounts, Eligible Spare Parts, Eligible Ground Equipment, or Eligible Spare Engines in any Borrowing Base Certificate delivered to Agent.”

4.                                      Waiver.  Subject to the satisfaction of each of the items set forth in Section 6 below, the Required Lenders hereby waive the Designated Event of Default.  The waiver herein is limited to the specifics hereof, shall not apply with respect to any other Default or Event of Default, or any other facts or occurrences other than those on which such waiver are based, shall not excuse any other present non-compliance with the Credit Agreement or the other Loan Documents or any future non-compliance with the Credit Agreement or the other Loan Documents by any Loan Party, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of any member of the Lender Group, nor as a consent to or waiver of any further or other matter, under the Loan Documents.

5.                                      Agreement Regarding Permitted Hedge Restricted Cash.  Anything to the contrary contained in any Loan Document notwithstanding, Agent and the Lenders agree not to, and the Loan Parties shall not be required to take any action to, perfect or protect any security interest Agent may have in the Permitted Hedge Restricted Cash or proceeds thereof to the extent that such Permitted Hedge Restricted Cash is or proceeds are (as the case may be) excluded from the Collateral pursuant to the Security Agreement.

6.                                      Conditions Precedent to Amendment.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (the first date upon which all such conditions have been satisfied, the “Amendment Effective Date”):

(a)                                 Agent shall have received this Amendment, duly executed by Parent, Borrower, Agent, and the Required Lenders and the same shall be in full force and effect.

(b)                                 Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized officer of each Guarantor.

(c)                                  The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d)                                 After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(e)                                  Borrower shall pay concurrently herewith all fees, costs, expenses and taxes then payable pursuant to Section 17.10 of the Credit Agreement, so long as Agent has provided written notice to Borrower of the amount thereof on or before the date of this Amendment.

7.                                      Representations and Warranties.  Each of Parent and Borrower hereby represents and warrants to Agent and the Lenders as follows:

(a)                                 It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, (iii) is duly qualified to do business as a foreign corporation in good standing in each state in which it has intrastate Routes or has its principal office or a major overhaul facility except, in each case, where failure to be so qualified would not have a material adverse effect on the Borrower or its business, and (iv) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment and to carry out the transactions contemplated hereby.

(b)                                 The execution, delivery, and performance by it of this Amendment (i) has been duly authorized by all necessary action on the part of such Person, and (ii) does not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Person or its Subsidiaries, the Governing Documents of such Person or its Subsidiaries, or any material order, judgment, or decree of any court or other Governmental Authority binding on such Person, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Person or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than notices and filings as may be required under the Securities Exchange Act of 1934, as amended, (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Person, other than Permitted Liens, or (E) require any approval of such Person’s interestholders or any approval or consent of any Person under any Material Contract of such Person, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

(c)                                  This Amendment has been duly executed and delivered by such Person.  This Amendment and each Loan Document to which such Person is a party is the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d)                                 No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Parent, Borrower, or any Guarantor.

(e)                                  No Default or Event of Default has occurred and is continuing, and no condition exists which constitutes a Default or an Event of Default.

(f)                                   The representations and warranties of such Person in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(g)                                  This Amendment has been entered into without force or duress, of the free will of such Person, and the decision of such Person to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of such decision.

(h)                                 It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

8.                                      Payment of Costs and Fees.  Borrower agrees to pay all Lender Group Expenses in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

9.                                      Release.

(a)                                 Each of Parent, Borrower and each other Guarantor hereby acknowledge and agrees that as of June 29, 2012, the aggregate outstanding principal amount of the Advances under the Credit Agreement was $0 and the Letter of Credit Usage was $5,865,925.27 and that such Obligations are payable pursuant to the Credit Agreement as modified hereby without defense, offset, withholding, counterclaim, or deduction of any kind.  For the avoidance of doubt, Parent, Borrower and each other Guarantor hereby acknowledge and agrees that the foregoing does not include accrued and unpaid interest, fees, costs, and expenses under the Loan Documents.  Parent and each other Guarantor hereby acknowledges, confirms and reaffirms (i) that all of such Obligations constitute Guarantied Obligations (as defined in the Guaranty), and (ii) all obligations owing by it to the Lender Group under any Loan Document to which it is a party, in each case, are unconditionally owing by it to the Agent, without offset, defense, withholding, counterclaim, or deduction of any kind, nature, or description whatsoever.

(b)                                 Effective on the date hereof, each of Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower or such Guarantor ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Amendment and relate, directly or indirectly, to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment or the Loan Documents.  As to each and every Claim released hereunder, each of Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each of Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

Each of Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each of Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)                                  Each of Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release.  Each of Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents.  If Borrower, any Guarantor or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.

10.                               Choice of Law and Venue; Jury Trial Waiver; Judicial Reference.  THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

11.                               Counterpart Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

12.                               Effect on Loan Documents.

(a)                                 The Credit Agreement and the Security Agreement, each as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement and the Security Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  The amendments, consents, waivers and modifications set forth herein are limited to the specified hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement or any other Loan Document will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower remains in the sole and absolute discretion of the Agent and the Lenders.

(b)                                 Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.  Upon and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to “the Security Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as modified and amended hereby.

(c)                                  This Amendment is a Loan Document.

(d)                                 Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment.  Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified.  Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.

13.                               Entire Agreement.  This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the matters amended hereby and supersedes any and all prior or contemporaneous amendments or understandings with respect to the matters amended hereby, whether express or implied, oral or written.

14.                               Reaffirmation of Obligations.  Each of Parent and Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.  Each of Parent and Borrower hereby further ratifies, reaffirms, acknowledges, agrees, and confirms the validity and enforceability of all of the Liens and security interests granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the Obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continue to be and remain collateral for such Obligations from and after the date hereof.

15.                               Ratification.  Each of Parent and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

16.                               Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

HAWAIIAN HOLDINGS, INC.,
a Delaware corporation, as Parent

By:	/s/ MARK B. DUNKERLEY
Name:	Mark B. Dunkerley
Title:	President & CEO

By:	/s/ SCOTT E. TOPPING
Name:	Scott E. Topping
Title:	EVP, CFO & Treasurer

HAWAIIAN AIRLINES, INC.,
a Delaware corporation, as Borrower

By:	/s/ MARK B. DUNKERLEY
Name:	Mark B. Dunkerley
Title:	President & CEO

By:	/s/ SCOTT E. TOPPING
Name:	Scott E. Topping
Title:	EVP, CFO & Treasurer

AIRLINE CONTRACT MAINTENANCE AND EQUIPMENT, INC.,
a Delaware corporation

By:	/s/ MARK B. DUNKERLEY
Name:	Mark Dunkerley
Title:	Chief Executive Officer & President

By:	/s/ HOYT ZIA
Name:	Hoyt Zia
Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AND AMENDMENT NUMBER TWO TO AMENDED AND RESTATED SECURITY AGREEMENT]

WELLS FARGO CAPITAL FINANCE, INC.,
a California corporation, as Agent and as a Lender

By:	/s/ AMELIE YEHROS
Name:	Amelie Yehros
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AND AMENDMENT NUMBER TWO TO AMENDED AND RESTATED SECURITY AGREEMENT]

BANK OF HAWAII, as a Lender

By:	/s/ DONOVAN KOKI
Name:	Donovan Koki
Title:	S.V.P.

[SIGNATURE PAGE TO AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AND AMENDMENT NUMBER TWO TO AMENDED AND RESTATED SECURITY AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Credit Agreement, dated as of December 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender” and, collectively, the “Lenders”), WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), HAWAIIAN HOLDINGS, INC., a Delaware corporation (“Parent”), and HAWAIIAN AIRLINES, INC., a Delaware corporation (“Borrower”).  Reference is made to that certain Amendment Number Five to Amended and Restated Credit Agreement and Waiver and Amendment Number Two to Amended and Restated Security Agreement, dated as of June 29, 2012 (the “Amendment”), by and among Parent, Borrower, Agent and the Lenders signatory thereto.  Each undersigned Guarantor hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it, the Governing Documents of it, or any material order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than notices and filings as may be required under the Securities Exchange Act of 1934, as amended, (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (E) require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents and agrees to the amendment of the Credit Agreement and the Security Agreement as set forth in the Amendment and any waivers granted therein, and agrees to the terms of the release set forth in Section 9 thereof; (c) acknowledges, ratifies, and reaffirms its obligations owing to the Agent and the Lenders under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect, as amended by the Amendment; and (e) reaffirms, acknowledges, agrees and confirms that is has granted to Agent a perfected security interest in the Collateral in order to secure all of its present and future Guarantied Obligations (as defined in the Guaranty) and acknowledges and agrees that such security interest, and all Collateral heretofore pledged as security for the Obligations, continue to be and remain in full force and effect on and after the date hereof. Without limiting the generality of the foregoing, each of the undersigned hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof.  All Obligations owing by each of the undersigned are unconditionally owing by such Person to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.  Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither Agent nor any Lender has any obligations to inform it of such matters related to the Credit Agreement in the future or to seek its acknowledgment or agreement to future amendments to the Credit Agreement, and nothing herein shall create such a duty.  Delivery of an

1

executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent.  Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.  The validity of this Reaffirmation and Consent, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.  This Reaffirmation and Consent is a Loan Document.

[signature page follows]

2

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HAWAIIAN HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

AIRLINE CONTRACT MAINTENANCE AND EQUIPMENT, INC.,
a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER AND AMENDMENT NUMBER TWO